CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.37

SEVENTH AMENDMENT TO

COMMERCIAL SUPPLY AGREEMENT

This amendment is effective the last date signed by a party, between MannKind Corporation, a Delaware corporation (“MannKind”), having a principal place of business at One Casper Street, Danbury, Connecticut 06810, and United Therapeutics Corporation, a Delaware public benefit corporation (“United Therapeutics”), having a principal place of business at 1000 Spring Street, Silver Spring, Maryland 20910.

WHEREAS, the parties to this amendment entered into a Commercial Supply Agreement effective as of August 12, 2021 (such agreement, as amended in a First Amendment effective October 16, 2021, a Second Amendment effective June 15, 2022, a Third Amendment effective August 31, 2022, a Fourth Amendment effective December 22, 2022, Fifth Amendment effective January 10, 2024, and a Sixth Amendment effective December 2, 2024, the “Agreement”), and the parties now wish to amend the Agreement as set forth below.

WHEREAS, United Therapeutics anticipates shifting primary manufacturing for Tyvaso DPI to its own facility beginning in [***], and the parties wish to amend the Agreement to, inter alia, provide a process to enable continued manufacturing of Tyvaso DPI at MannKind’s facility as a secondary manufacturer.

NOW, THEREFORE, in consideration of the terms and conditions specified herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.
AMENDMENTS.
a.
Effective January 1, 2026, Appendices A and B of the Agreement are deleted in their entirety and replaced with the versions of such appendices attached hereto, and all references to such appendices in the Agreement shall be construed as references to the updated version of each such updated appendix as of such date. Until such date, the existing version of Appendices A and B shall remain in effect.
b.
Effective immediately, Section 1.31 is deleted in its entirety and replaced with the following:

1.31 “Packaging Services” means the packaging of Semi-Finished Product into fully kitted Product when conducted by MannKind as a service.

c.
Effective January 1, 2026, Section 3.1 of the Agreement shall be deleted in its entirety and replaced with the following:

3.1 Purchase Price; Packaging Services. MannKind shall invoice United Therapeutics for Semi-Finished Product and Product as set forth in Appendix B (each such amount, the “Price”).

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d.
Effective January 1, 2026, Section 3.2 of the Agreement shall be deleted in its entirety and replaced with the following:

3.2 Price and Price Adjustments; Annual Volume and Volume Adjustments.

3.2.1 The Prices detailed in Appendix B are effective as of the date set forth therein.

3.2.2 Once per calendar year, upon providing written notice to United Therapeutics no later than November 15th of such year, MannKind may increase the Prices by an amount not to exceed the lesser of [***]% or the percentage increase of the latest version of the annual index data titled Producer Price Index by Industry: Pharmaceutical and Medicine Manufacturing (PCU32543254), as published by the United States Department of Labor’s US Bureau of Labor Statistics (such index, the “PPI Index”), or any replacement of such index, measured using the PPI Index published for November of the prior calendar year as the baseline, and October from the current calendar year as the inflator. Any changes to Prices shall become effective as of January 1 of the immediately following calendar year.

3.2.3 Not later than October 15 of any given year, United Therapeutics will inform MannKind in writing of its minimum binding manufacturing volume of cartridges for the next calendar year. United Therapeutics is entitled to increase the total annual volume of cartridges up to the maximum capacity of [***] annually during the annual volume forecasting process irrespective of current year volumes, and MannKind shall accept such commitments; provided, however, that United Therapeutics shall provide no less than six months written notice of any increase in annual production volume in excess of 150% of the then-current annual production volume.

3.2.4 Minimum annual volumes starting in calendar year 2026 shall be as follows:

2026: [***] cartridges

2027: [***] cartridges

2028 to end of Term: [***] cartridges

e.
Effective January 1, 2026, Sections 1.11, 1.12, 1.17 and 1.22 of the Agreement shall be deleted in their entirety and replaced with “[Intentionally deleted]”.
f.
Effective January 1, 2026, the occurrence of “COGs” in Sections 1.31, 2.6.7 and 4.7 shall be deleted and replaced with “the Price”.
2.
GENERAL. All terms of the Agreement that are not specifically modified by this amendment remain in full force and effect. The parties may execute this amendment in counterparts, each

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of which is deemed an original for all purposes, and which together will constitute the same instrument. The parties may execute this amendment by electronic means (electronic signature through generally recognized e-signature vendors), by scanned pdfs of wet-ink signed documents, or by return of originals.

* * *

Signature page follows

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IN WITNESS WHEREOF, the parties have caused this amendment to be signed by their duly authorized representatives as of the date indicated below.

United Therapeutics Corporation By: /s/ Patrick Poisson Name: Patrick Poisson Title: EVP, Strategic Development Date: January 7, 2026	MannKind Corporation By: /s/ Sanjay Singh Name: Sanjay Singh Title: EVP, Technical Operations Date: January 7, 2026

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APPENDIX A

PRODUCT AND SEMI-FINISHED PRODUCT DESCRIPTIONS AND SPECIFICATIONS

[***]

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APPENDIX B

PRICE

[***]

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